UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID cap stock FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2013

Item 1:	Report(s) to Shareholders.

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O RT

Lord Abbett

Mid Cap Stock Fund

For the fiscal year ended December 31, 2013

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 30.32%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 33.46% over the same period.

Domestic equity markets experienced robust gains during the 12-month period. An improving domestic economic backdrop supported by a recovering housing market, lower unemployment rate, and strengthening consumer confidence drove many equity markets to finish the period at or near all-time highs. This advance occurred despite a series of congressional showdowns, ongoing global turmoil, and the Federal Reserve’s plan to scale back its asset-purchase program. Although the Fund returned 30.32%, it lagged its benchmark during the period. Much of this underperformance occurred during the first quarter of 2013, as cautious, yield-starved investors favored more defensive, stable growth companies despite their historically expensive valuations.

Security selection within the information technology sector was a factor in the Fund’s relative underperformance during the 12-month period. Within the sector, notable detractors included NCR Corp. and Symantec Corp. With respect to NCR Corp., a mixed earnings report in October 2013, which included revenues shy of expectations and weak organic growth, caused shares of the provider of consumer transaction technologies to lag its sector. In the case of Symantec Corp., disruptions associated with a recent sales reorganization coupled with soft sales led to a disappointing earnings release in October 2013. Management of the data security and storage solutions company also lowered fiscal year 2014 guidance, further pressuring shares.

In addition, security selection within the consumer staples sector, especially in Avon Products, Inc., detracted from relative performance. Shares of the women’s beauty products company experienced weakness following a disappointing third quarter earnings release that missed both earnings and sales estimates. Investor fears concerning new disclosures of the government’s Foreign Corrupt Practices Act (FCPA) investigation also negatively affected shares.

Contributing to the Fund’s relative performance was security selection within the financials sector. Lincoln National Corp., a key relative contributor within the sector, produced returns of more than 100% during the period. Shares of the insurance and retirement solutions provider rallied as more favorable capital markets and continued strong execution alleviated investor concerns regarding the negative impact associated with a prolonged low interest rate environment. Similarly, Hartford Financial Group, an insurance and financial services company, also benefited from stronger equity markets and rising premium rates. Management’s ability to execute on a planned restructuring was also viewed positively.

The Fund’s meaningful underweight relative to the interest rate-sensitive utilities sector was another significant contributor during the period. The Fund had been underweight, because we had been finding more compelling and attractively valued investment opportunities in other segments of the market. The utilities industry experienced lackluster stock returns, especially in May, as rising interest rates caused demand from investors for yield-oriented investments to wane.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap® 400 Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years	Life of Class
Class A3	22.85%	16.51%	7.03%	—
Class B4	24.41%	16.95%	7.10%	—
Class C5	28.41%	17.17%	6.96%	—
Class F6	30.58%	18.21%	—	4.48%
Class I7	30.76%	18.33%	8.03%	—
Class P7	30.34%	17.87%	7.58%	—
Class R2[8]	30.02%	17.63%	—	8.16%
Class R3[8]	30.07%	17.76%	—	8.27%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

8 Class R2 and Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/13 -
	7/1/13	12/31/13	12/31/13
Class A
Actual	$1,000.00	$1,140.40	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.60
Class B
Actual	$1,000.00	$1,136.40	$9.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.37	$8.89
Class C
Actual	$1,000.00	$1,136.50	$9.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.39	$8.89
Class F
Actual	$1,000.00	$1,141.70	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.89	$4.38
Class I
Actual	$1,000.00	$1,142.10	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.40	$3.87
Class P
Actual	$1,000.00	$1,140.30	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.88	$5.40
Class R2
Actual	$1,000.00	$1,138.80	$7.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.39	$6.87
Class R3
Actual	$1,000.00	$1,139.20	$6.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.92	$6.36

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.10% for Class A, 1.75% for Classes B and C, 0.85% for Class F, 0.75% for Class I, 1.05% for Class P, 1.35% for Class R2 and 1.25% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	10.42%
Consumer Staples	3.51%
Energy	7.38%
Financials	30.84%
Health Care	10.52%
Industrials	12.76%

Sector*	%**
Information Technology	10.11%
Materials	6.91%
Utilities	6.91%
Repurchase Agreement	0.64%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.97%

Aerospace & Defense 0.61%
Esterline Technologies Corp.*	156,600	$15,967

Beverages 0.81%
Beam, Inc.	309,000	21,031

Building Products 1.06%
Armstrong World Industries, Inc.*	479,800	27,641

Capital Markets 5.69%
Affiliated Managers Group, Inc.*	129,100	27,999
Ares Capital Corp.	1,718,000	30,529
Invesco Ltd.	1,062,000	38,657
Raymond James Financial, Inc.	735,000	38,360
TD Ameritrade Holding Corp.	425,100	13,025
Total		148,570

Chemicals 2.87%
Axiall Corp.	532,500	25,262
CF Industries Holdings, Inc.	123,300	28,734
Chemtura Corp.*	422,600	11,799
International Flavors & Fragrances, Inc.	104,900	9,019
Total		74,814

Commercial Banks 6.96%
CIT Group, Inc.	703,300	36,663
Comerica, Inc.	756,600	35,969
Fifth Third Bancorp	1,526,000	32,092
M&T Bank Corp.	235,300	27,394
SunTrust Banks, Inc.	1,350,000	49,693
Total		181,811

Commercial Services & Supplies 0.91%
Tyco International Ltd. (Switzerland)(a)	577,600	23,705

Investments	Shares	Fair Value (000)
Computers & Peripherals 1.07%
NCR Corp.*	822,800	$28,025

Construction & Engineering 1.53%
Jacobs Engineering Group, Inc.*	416,000	26,204
KBR, Inc.	429,900	13,709
Total		39,913

Containers & Packaging 0.82%
Rock-Tenn Co. Class A	205,000	21,527

Electric: Utilities 2.78%
ITC Holdings Corp.	204,000	19,547
Portland General Electric Co.	856,300	25,860
PPL Corp.	907,000	27,292
Total		72,699

Electronic Equipment, Instruments & Components 2.69%
Anixter International, Inc.	287,400	25,820
Arrow Electronics, Inc.*	341,700	18,537
TE Connectivity Ltd. (Switzerland)(a)	471,000	25,957
Total		70,314

Energy Equipment & Services 1.86%
Atwood Oceanics, Inc.*	407,600	21,762
Tidewater, Inc.	451,200	26,742
Total		48,504

Food Products 2.17%
Bunge Ltd.	450,000	36,950
Pinnacle Foods, Inc.	719,900	19,768
Total		56,718

Health Care Providers & Services 5.95%
Cardinal Health, Inc.	462,000	30,866
CIGNA Corp.	408,200	35,709
Community Health Systems, Inc.*	679,000	26,664
DaVita HealthCare Partners, Inc.*	217,700	13,796

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Health Care Providers & Services (continued)
Humana, Inc.	275,700	$28,458
Universal Health Services, Inc. Class B	242,500	19,706
Total		155,199

Hotels, Restaurants & Leisure 2.00%
Hyatt Hotels Corp. Class A*	308,500	15,258
Norwegian Cruise Line Holdings Ltd.*	221,800	7,867
Orient-Express Hotels Ltd. Class A*	888,700	13,428
Wyndham Worldwide Corp.	212,900	15,689
Total		52,242

Household Durables 2.91%
Jarden Corp.*	519,600	31,878
Lennar Corp. Class A	336,300	13,304
Tupperware Brands Corp.	325,000	30,722
Total		75,904

Information Technology Services 1.74%
Fidelity National Information Services, Inc.	845,000	45,360

Insurance 10.32%
ACE Ltd. (Switzerland)(a)	249,900	25,872
Allstate Corp. (The)	470,600	25,667
Argo Group International Holdings Ltd.	322,000	14,970
Everest Re Group Ltd.	216,400	33,730
Hartford Financial Services Group, Inc.	1,734,000	62,823
Lincoln National Corp.	774,200	39,964
Marsh & McLennan Cos., Inc.	509,800	24,654
XL Group plc (Ireland)(a)	1,310,000	41,710
Total		269,390

Life Sciences Tools & Services 1.62%
Life Technologies Corp.*	84,700	6,420
PerkinElmer, Inc.	870,600	35,895
Total		42,315

Investments	Shares	Fair Value (000)
Machinery 5.59%
Dover Corp.	314,900	$30,401
IDEX Corp.	353,300	26,091
Oshkosh Corp.	308,237	15,529
Pentair Ltd. Registered Shares (Switzerland)(a)	585,800	45,499
Stanley Black & Decker, Inc.	352,000	28,403
Total		145,923

Media 1.15%
Interpublic Group of Cos., Inc. (The)	1,701,300	30,113

Metals & Mining 2.37%
Allegheny Technologies, Inc.	808,000	28,789
Reliance Steel & Aluminum Co.	434,500	32,952
Total		61,741

Multi-Line Retail 0.99%
Macy’s, Inc.	481,800	25,728

Multi-Utilities 3.36%
CMS Energy Corp.	971,400	26,004
Sempra Energy	375,300	33,687
Wisconsin Energy Corp.	679,100	28,074
Total		87,765

Oil, Gas & Consumable Fuels 5.49%
Cimarex Energy Co.	308,000	32,312
CONSOL Energy, Inc.	418,600	15,924
Gulfport Energy Corp.*	310,000	19,577
Noble Energy, Inc.	300,800	20,487
Pioneer Natural Resources Co.	75,400	13,879
Range Resources Corp.	197,000	16,609
Tesoro Corp.	420,800	24,617
Total		143,405

Paper & Forest Products 0.82%
International Paper Co.	439,000	21,524

Personal Products 0.51%
Avon Products, Inc.	778,903	13,413

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Pharmaceuticals 2.91%
Actavis plc (Ireland)*(a)	227,500	$38,220
Mylan, Inc.*	872,200	37,853
Total		76,073

Real Estate Investment Trusts 5.62%
BioMed Realty Trust, Inc.	1,061,800	19,240
Brandywine Realty Trust	1,054,600	14,859
Camden Property Trust	394,500	22,439
DDR Corp.	1,343,000	20,642
Liberty Property Trust	735,200	24,901
Macerich Co. (The)	245,600	14,463
Ventas, Inc.	197,600	11,319
Vornado Realty Trust	211,000	18,735
Total		146,598

Real Estate Management & Development 2.14%
Jones Lang LaSalle, Inc.	399,600	40,915
Realogy Holdings Corp.*	300,200	14,851
Total		55,766

Road & Rail 1.60%
Con-way, Inc.	296,100	11,758
Ryder System, Inc.	406,600	29,999
Total		41,757

Semiconductors & Semiconductor Equipment 3.36%
Analog Devices, Inc.	317,000	16,145
NVIDIA Corp.	1,678,000	26,881
NXP Semiconductors NV (Netherlands)*(a)	628,000	28,844
Xilinx, Inc.	343,700	15,783
Total		87,653

Software 1.21%
Electronic Arts, Inc.*	566,000	12,984
Symantec Corp.	786,300	18,541
Total		31,525

Specialty Retail 2.26%
Chico’s FAS, Inc.	1,203,000	22,665

Investments	Shares	Fair Value (000)
CST Brands, Inc.	574,000	$21,077
Pier 1 Imports, Inc.	663,000	15,302
Total		59,044

Textiles, Apparel & Luxury Goods 1.07%
PVH Corp.	206,300	28,061

Trading Companies & Distributors 1.41%
HD Supply Holdings, Inc.*	608,400	14,607
WESCO International, Inc.*	243,700	22,194
Total		36,801

Water Utilities 0.74%
American Water Works Co., Inc.	455,800	19,262
Total Common Stocks (cost $1,996,932,460)		2,583,801

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.64%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $35,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014 and $17,005,000 of U.S. Treasury Bill at Zero Coupon due 6/19/2014; value: $17,031,804; proceeds: $16,694,486 (cost $16,694,486)	$16,694	16,694
Total Investments in Securities 99.61% (cost $2,013,626,946)		2,600,495
Cash and Other Assets in Excess of Liabilities 0.39%		10,055
Net Assets 100.00%		$2,610,550

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,583,801	$—	$—	$2,583,801
Repurchase Agreement	—	16,694	—	16,694
Total	$2,583,801	$16,694	$—	$2,600,495

(1)	Refer to note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

10	See Notes to Financial Statements.

This page is intentionally left blank.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $2,013,626,946)	$2,600,495,478
Cash	16,023,640
Receivables:
Dividends	4,968,252
Investment securities sold	2,206,215
Capital shares sold	1,653,064
Prepaid expenses and other assets	26,038
Total assets	2,625,372,687
LIABILITIES:
Payables:
Investment securities purchased	6,864,015
Capital shares reacquired	3,416,119
12b-1 distribution fees	1,642,227
Management fee	1,165,010
Directors’ fees	985,728
Fund administration	86,746
To affiliates (See Note 3)	56,492
Accrued expenses	606,048
Total liabilities	14,822,385
NET ASSETS	$2,610,550,302
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,974,282,840
Distributions in excess of net investment income	(985,728)
Accumulated net realized loss on investments	(949,615,342)
Net unrealized appreciation on investments	586,868,532
Net Assets	$2,610,550,302

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2013

Net assets by class:
Class A Shares	$1,390,193,423
Class B Shares	$27,543,777
Class C Shares	$232,260,591
Class F Shares	$78,441,869
Class I Shares	$733,421,769
Class P Shares	$115,474,941
Class R2 Shares	$1,585,745
Class R3 Shares	$31,628,187
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	59,693,730
Class B Shares (200 million shares of common stock authorized, $.001 par value)	1,261,471
Class C Shares (200 million shares of common stock authorized, $.001 par value)	10,681,864
Class F Shares (200 million shares of common stock authorized, $.001 par value)	3,393,967
Class I Shares (200 million shares of common stock authorized, $.001 par value)	31,719,248
Class P Shares (200 million shares of common stock authorized, $.001 par value)	5,109,159
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	69,106
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	1,371,329
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$23.29
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$24.71
Class B Shares-Net asset value	$21.83
Class C Shares-Net asset value	$21.74
Class F Shares-Net asset value	$23.11
Class I Shares-Net asset value	$23.12
Class P Shares-Net asset value	$22.60
Class R2 Shares-Net asset value	$22.95
Class R3 Shares-Net asset value	$23.06

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $11,779)	$38,013,057
Interest	2,008
Total investment income	38,015,065
Expenses:
Management fee	13,355,368
12b-1 distribution plan-Class A	4,602,327
12b-1 distribution plan-Class B	304,845
12b-1 distribution plan-Class C	2,170,687
12b-1 distribution plan-Class F	71,672
12b-1 distribution plan-Class P	378,284
12b-1 distribution plan-Class R2	6,125
12b-1 distribution plan-Class R3	135,618
Shareholder servicing	3,084,098
Fund administration	992,429
Subsidy (See Note 3)	939,131
Reports to shareholders	183,526
Registration	103,113
Directors’ fees	97,146
Professional	65,097
Custody	47,312
Other	52,772
Gross expenses	26,589,550
Expense reductions (See Note 8)	(1,930)
Net expenses	26,587,620
Net investment income	11,427,445
Net realized and unrealized gain:
Net realized gain on investments	387,774,741
Net change in unrealized appreciation/depreciation on investments	254,359,772
Net realized and unrealized gain	642,134,513
Net Increase in Net Assets Resulting From Operations	$653,561,958

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$11,427,445	$16,288,803
Net realized gain on investments	387,774,741	260,457,681
Net change in unrealized appreciation/depreciation on investments	254,359,772	33,192,802
Net increase in net assets resulting from operations	653,561,958	309,939,286
Distributions to shareholders from:
Net investment income
Class A	(5,192,623)	(7,935,942)
Class B	(874)	—
Class C	(6,662)	(85,790)
Class F	(483,637)	(582,098)
Class I	(5,158,266)	(6,221,909)
Class P	(468,416)	(792,386)
Class R2	(5,168)	(3,196)
Class R3	(87,285)	(137,044)
Total distributions to shareholders	(11,402,931)	(15,758,365)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	278,613,919	299,558,358
Reinvestment of distributions	10,721,579	14,672,620
Cost of shares reacquired	(607,482,412)	(565,530,835)
Net decrease in net assets resulting from capital share transactions	(318,146,914)	(251,299,857)
Net increase in net assets	324,012,113	42,881,064
NET ASSETS:
Beginning of year	$2,286,538,189	$2,243,657,125
End of year	$2,610,550,302	$2,286,538,189
Distributions in excess of net investment income	$(985,728)	$(781,321)

See Notes to Financial Statements.	15

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.94	$15.77	$16.45	$13.15	$10.43
Investment operations:
Net investment income(a)	.09	.11	.04	.06	.06
Net realized and unrealized gain (loss)	5.35	2.18	(.70)	3.30	2.73
Total from investment operations	5.44	2.29	(.66)	3.36	2.79
Distributions to shareholders from:
Net investment income	(.09)	(.12)	(.02)	(.06)	(.07)
Net asset value, end of year	$23.29	$17.94	$15.77	$16.45	$13.15
Total Return(b)	30.32%	14.49%	(3.95)%	25.55%	26.67%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.11%	1.13%	1.14%	1.15%	1.16%
Expenses, excluding expense reductions	1.11%	1.13%	1.14%	1.15%	1.16%
Net investment income	.42%	.67%	.22%	.43%	.57%

Supplemental Data:
Net assets, end of year (000)	$1,390,193	$1,224,394	$1,310,387	$1,610,246	$1,657,302
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.87	$14.83	$15.54	$12.46	$9.89
Investment operations:
Net investment loss(a)	(.05)	— (b)	(.08)	(.04)	(.01)
Net realized and unrealized gain (loss)	5.01	2.04	(.63)	3.12	2.58
Total from investment operations	4.96	2.04	(.71)	3.08	2.57
Distributions to shareholders from:
Net investment income	— (b)	—	—	—	—
Net asset value, end of year	$21.83	$16.87	$14.83	$15.54	$12.46
Total Return(c)	29.41%	13.76%	(4.57)%	24.72%	25.99%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.76%	1.78%	1.78%	1.81%	1.81%
Expenses, excluding expense reductions	1.76%	1.78%	1.78%	1.81%	1.81%
Net investment loss	(.26)%	(.01)%	(.49)%	(.31)%	(.08)%

Supplemental Data:
Net assets, end of year (000)	$27,544	$34,227	$50,420	$121,889	$220,002
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.80	$14.77	$15.48	$12.41	$9.85
Investment operations:
Net investment income (loss)(a)	(.04)	— (b)	(.06)	(.03)	(.01)
Net realized and unrealized gain (loss)	4.98	2.04	(.65)	3.10	2.57
Total from investment operations	4.94	2.04	(.71)	3.07	2.56
Distributions to shareholders from:
Net investment income	— (b)	(.01)	—	—	— (b)
Net asset value, end of year	$21.74	$16.80	$14.77	$15.48	$12.41
Total Return(c)	29.41%	13.79%	(4.59)%	24.74%	25.99%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.75%	1.78%	1.77%	1.80%	1.81%
Expenses, excluding expense reductions	1.75%	1.78%	1.77%	1.80%	1.81%
Net investment income (loss)	(.22)%	.03%	(.42)%	(.22)%	(.09)%

Supplemental Data:
Net assets, end of year (000)	$232,261	$201,356	$218,201	$278,241	$289,664
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.81	$15.66	$16.33	$13.06	$10.36
Investment operations:
Net investment income(a)	.14	.16	.08	.10	.08
Net realized and unrealized gain (loss)	5.30	2.15	(.68)	3.27	2.73
Total from investment operations	5.44	2.31	(.60)	3.37	2.81
Distributions to shareholders from:
Net investment income	(.14)	(.16)	(.07)	(.10)	(.11)
Net asset value, end of year	$23.11	$17.81	$15.66	$16.33	$13.06
Total Return(b)	30.58%	14.76%	(3.69)%	25.84%	27.10%
Ratios to Average Net Assets:
Expenses, including expense reductions	.86%	.88%	.89%	.89%	.88%
Expenses, excluding expense reductions	.86%	.88%	.89%	.89%	.88%
Net investment income	.68%	.92%	.47%	.73%	.77%

Supplemental Data:
Net assets, end of year (000)	$78,442	$63,451	$65,902	$76,444	$28,272
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.81	$15.66	$16.34	$13.06	$10.36
Investment operations:
Net investment income(a)	.16	.18	.11	.10	.10
Net realized and unrealized gain (loss)	5.31	2.15	(.71)	3.29	2.72
Total from investment operations	5.47	2.33	(.60)	3.39	2.82
Distributions to shareholders from:
Net investment income	(.16)	(.18)	(.08)	(.11)	(.12)
Net asset value, end of year	$23.12	$17.81	$15.66	$16.34	$13.06
Total Return(b)	30.76%	14.88%	(3.64)%	25.98%	27.21%
Ratios to Average Net Assets:
Expenses, including expense reductions	.76%	.78%	.79%	.80%	.81%
Expenses, excluding expense reductions	.76%	.78%	.79%	.80%	.81%
Net investment income	.77%	1.06%	.69%	.73%	.92%

Supplemental Data:
Net assets, end of year (000)	$733,422	$616,196	$410,713	$138,036	$186,387
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.41	$15.30	$15.95	$12.75	$10.12
Investment operations:
Net investment income(a)	.09	.11	.02	.04	.05
Net realized and unrealized gain (loss)	5.19	2.11	(.66)	3.20	2.64
Total from investment operations	5.28	2.22	(.64)	3.24	2.69
Distributions to shareholders from:
Net investment income	(.09)	(.11)	(.01)	(.04)	(.06)
Net asset value, end of year	$22.60	$17.41	$15.30	$15.95	$12.75
Total Return(b)	30.34%	14.49%	(4.03)%	25.43%	26.63%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.08%	1.14%	1.20%	1.25%	1.25%
Expenses, excluding expense reductions	1.08%	1.14%	1.20%	1.25%	1.25%
Net investment income	.43%	.65%	.15%	.32%	.46%

Supplemental Data:
Net assets, end of year (000)	$115,475	$122,334	$169,767	$247,864	$255,116
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31
	2013	2012	2011		2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.72	$15.59	$16.27		$13.04	$10.36
Investment operations:
Net investment income(a)	.06	.08	—	(b)	.06	.03
Net realized and unrealized gain (loss)	5.25	2.13	(.68)		3.23	2.71
Total from investment operations	5.31	2.21	(.68)		3.29	2.74
Distributions to shareholders from:
Net investment income	(.08)	(.08)	—		(.06)	(.06)
Net asset value, end of year	$22.95	$17.72	$15.59		$16.27	$13.04
Total Return(c)	30.02%	14.21%	(4.24)%		25.24%	26.47%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.36%	1.38%	1.39%		1.38%	1.37%
Expenses, excluding expense reductions	1.36%	1.38%	1.39%		1.38%	1.37%
Net investment income (loss)	.27%	.46%	(.00	)%(d)	.44%	.30%

Supplemental Data:
Net assets, end of year (000)	$1,586	$675	$500		$509	$141
Portfolio turnover rate	63.61%	68.57%	47.77%		62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

22	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.78	$15.64	$16.32	$13.07	$10.38
Investment operations:
Net investment income(a)	.06	.09	.02	.06	.04
Net realized and unrealized gain (loss)	5.28	2.15	(.69)	3.26	2.73
Total from investment operations	5.34	2.24	(.67)	3.32	2.77
Distributions to shareholders from:
Net investment income	(.06)	(.10)	(.01)	(.07)	(.08)
Net asset value, end of year	$23.06	$17.78	$15.64	$16.32	$13.07
Total Return(b)	30.07%	14.33%	(4.10)%	25.38%	26.65%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.25%	1.27%	1.28%	1.29%	1.25%
Expenses, excluding expense reductions	1.25%	1.27%	1.28%	1.29%	1.25%
Net investment income	.30%	.56%	.11%	.43%	.38%

Supplemental Data:
Net assets, end of year (000)	$31,628	$23,905	$17,766	$13,769	$2,178
Portfolio turnover rate	63.61%	68.57%	47.77%	62.12%	109.32%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions,

Notes to Financial Statements (continued)

market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an

Notes to Financial Statements (continued)

independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2013, the effective management fee paid to Lord Abbett was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Income Fund and Lord Abbett Multi-Asset Growth Fund of Lord Abbett Investment Trust and Lord Abbett Multi-Asset Global Opportunity Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. The expenses assumed by the Underlying Funds are reflected in Receivable from affiliates on the Fund’s Statement of Assets and Liabilities. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2013, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Income Fund, Lord Abbett Multi-Asset Global Opportunity Fund and Lord Abbett Multi-Asset Growth Fund were 10.66%, 2.88%, 1.26% and 8.50%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2013:

Distributor Commissions	Dealers’ Concessions
$102,889	$575,445

Distributor received CDSCs of $10,991 and $6,410 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2013.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions

Notes to Financial Statements (continued)

from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$11,402,931	$15,758,365
Total distributions paid	$11,402,931	$15,758,365

As of December 31, 2013, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	(947,736,510)
Temporary differences	(985,728)
Unrealized gains – net	584,989,700
Total accumulated losses – net	$(363,732,538)

*	As of December 31, 2013, the Fund had a capital loss carryforward of $947,736,510 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,015,505,778
Gross unrealized gain	608,393,812
Gross unrealized loss	(23,404,112)
Net unrealized security gain	$584,989,700

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(228,921)	$364,487	$(135,566)

The permanent differences are attributable to the tax treatment of certain distributions and certain securities.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$1,553,130,945	$1,847,898,583

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$16,694,486	$—	$16,694,486
Total	$16,694,486	$—	$16,694,486

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments Collateral(a)	Cash Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$16,694,486	$(16,694,486)	$—	$—
Total	$16,694,486	$(16,694,486)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts

Notes to Financial Statements (continued)

or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,072,566	$84,249,438	4,273,586	$72,830,521
Converted from Class B*	427,993	8,748,359	704,656	11,988,732
Reinvestment of distributions	207,421	4,717,222	392,240	7,103,496
Shares reacquired	(13,253,827)	(273,523,009)	(20,209,351)	(343,059,711)
Decrease	(8,545,847)	$(175,807,990)	(14,838,869)	$(251,136,962)

Class B Shares
Shares sold	52,634	$1,018,847	61,765	$1,001,671
Reinvestment of distributions	42	853	—	—
Shares reacquired	(363,979)	(7,017,692)	(681,452)	(10,862,572)
Converted to Class A*	(456,377)	(8,748,359)	(751,402)	(11,988,732)
Decrease	(767,680)	$(14,746,351)	(1,371,089)	$(21,849,633)

Class C Shares
Shares sold	583,554	$11,386,353	446,510	$7,090,343
Reinvestment of distributions	252	5,085	3,853	65,349
Shares reacquired	(1,890,024)	(36,552,501)	(3,233,549)	(51,270,160)
Decrease	(1,306,218)	$(25,161,063)	(2,783,186)	$(44,114,468)

Class F Shares
Shares sold	666,629	$13,727,676	432,908	$7,330,808
Reinvestment of distributions	17,432	393,534	26,811	482,065
Shares reacquired	(853,415)	(17,509,579)	(1,105,816)	(18,670,870)
Decrease	(169,354)	$(3,388,369)	(646,097)	$(10,857,997)

Class I Shares
Shares sold	7,252,174	$149,234,994	11,607,547	$195,118,661
Reinvestment of distributions	223,507	5,048,081	338,805	6,091,706
Shares reacquired	(10,348,407)	(216,828,777)	(3,578,572)	(61,215,764)
Increase (decrease)	(2,872,726)	$(62,545,702)	8,367,780	$139,994,603

Class P Shares
Shares sold	452,911	$9,133,217	401,626	$6,616,418
Reinvestment of distributions	21,188	467,651	45,020	791,448
Shares reacquired	(2,390,242)	(47,434,361)	(4,514,502)	(74,229,018)
Decrease	(1,916,143)	$(37,833,493)	(4,067,856)	$(66,821,152)

Notes to Financial Statements (concluded)

	Year Ended December 31, 2013		Year Ended December 31, 2012
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	50,340	$1,054,948	20,870	$349,725
Reinvestment of distributions	83	1,860	88	1,576
Shares reacquired	(19,406)	(392,775)	(14,976)	(252,894)
Increase	31,017	$664,033	5,982	$98,407

Class R3 Shares
Shares sold	429,947	$8,808,446	554,171	$9,220,211
Reinvestment of distributions	3,876	87,293	7,631	136,980
Shares reacquired	(407,201)	(8,223,718)	(353,218)	(5,969,846)
Increase	26,622	$672,021	208,584	$3,387,345

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Stock Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2014

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was below the median of the performance peer group for each of those periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Approval of Advisory Contract (continued)

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Mid Cap Stock Fund, Inc.	LAMCVF-2-1213 (2/14)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2013 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2013 and 2012 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2013	2012
Audit Fees {a}	$46,000	$45,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	46,000	45,000

Tax Fees {b}	7,560	7,376
All Other Fees	- 0 -	- 0 -

Total Fees	$53,560	$52,376

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2013 and 2012 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2013 and 2012 were:

	Fiscal year ended:
	2013	2012
All Other Fees {a}	$180,602	$194,431

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2013 and 2012 were:

	Fiscal year ended:
	2013		2012
All Other Fees	$	- 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 26, 2014

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 26, 2014

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2014